THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                          COMMON STOCK PURCHASE WARRANT

                      To Purchase Shares of Common Stock of

                              BARNABUS ENERGY, INC.

                                                                FEBRUARY 8, 2006

FOR VALUE RECEIVED, Barnabus Energy, Inc., a Nevada corporation (the "Company" or the "Corporation"), hereby grants to Coach Capital LLC (together with its permitted successors and assigns, the "Registered Holder"), the right to purchase at any time up to and including January 31, 2011 (the "Termination Date"), the number of shares of fully paid and nonassessable Common Stock of the Company, $0.001 par value per share (the "Common Stock", and those shares of Common Stock purchasable under this Warrant being the "Warrant Shares"), equal to (i) $1,500,000 divided by(ii) the Warrant Price (as defined below) then in effect. This Warrant is being issued pursuant to that certain Investment Agreement of even date herewith among the Company, the initial Registered Holder and the other purchasers listed on the signature page thereof (the "Investment Agreement). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Investment Agreement.

         1.       EXERCISE.

                  (a) This Warrant may be exercised by the Registered Holder on or before the Termination Date, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder at the principal executive offices of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Warrant Price payable in respect of the number of Warrant Shares purchased upon such exercise. The "Warrant Price" shall initially be $2.23 and from time to time shall be such amount adjusted in accordance with Section 2 hereof.

                  (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within twenty (20) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (i) a certificate or certificates for the number of
Warrant Shares to which the
Registered Holder shall be entitled upon such exercise; and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the
date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

         2.       ADJUSTMENTS.

                  (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Warrant Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Warrant Price shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or in cash or other property, then and in each such event the Registered Holder shall receive upon exercise hereof, in addition to the Warrant Shares, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event.

                  (c) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsection 2(b) above), then, following any such reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger, and without payment of any additional consideration thereof, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reclassification, reorganization, recapitalization, consolidation or merger, sale of all or substantially all assets, the Registered Holder had held the Warrant Shares, giving application to all adjustments called for during such period under this
Section 2.

         The foregoing provisions of this Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (d) Subsequent Issuances. Except for Excluded Issuances, if and whenever the Corporation shall issue or sell any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "TRIGGER ISSUANCE") the then-existing Warrant Price shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest per share price at which such Additional Shares of Common Stock were issued or sold.

                  If any time the Corporation shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock, or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "OPTIONS" and such convertible or exchangeable stock or securities being called "CONVERTIBLE SECURITIES"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the sum of (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options or Convertible Securities, plus (y) the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options or the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options or Convertible Securities, then the Warrant Price shall be adjusted to equal the price at which Common Stock is issuable upon such exercise or conversion or exchange. No adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock upon exercise of such Options or upon the actual conversion or exchange of such Convertible Securities.

                  If any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor plus the amount, if any, to be received upon exercise or conversion thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash or for a consideration including cash and such other consideration, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board. This determination of the fair value of consideration (or the allocation thereof) need not be the amount recorded in the books and records of the Corporation if the Board determines that the determination of different amounts for different contexts is in the best interest of the Corporation and its stockholders and creditors as a whole.

                  As used herein, "EXCLUDED ISSUANCES" shall mean any issuance of Common Stock (A) to directors, officers, employees or consultants of the Corporation, (B) upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, unless such securities have been amended or modified in any manner after the date hereof, (C) pursuant to the Investment Agreement and other agreements in effect on the date hereof and securities issued upon the exercise or conversion of those securities, (D) by reason of a dividend, stock split or other distribution on shares of Common Stock; (E) to David Saltman or Cheryl Bostater pursuant to the terms of their employment agreements; (F) in connection with the acquisition of a business or technology, the formation of a joint venture or a strategic investment; and (G) at or above a price of $1.50 per share (which per share amount shall be adjusted pro rata in the case of any split, dividend, combination or other event affecting the number of outstanding shares of Common Stock).

                  (e) Milestone Adjustments. The Warrant Price shall be adjusted as, when and to the extent provided in this paragraph (e); provided, however, no further adjustments to the Warrant Price shall be made pursuant to this paragraph (e) with respect to any fiscal quarter ended after November 30, 2006 if: (x) there was no Milestone Failure with respect to the fiscal quarter ended November 30, 2006; and (y) the VWAP for any twenty (20) consecutive Trading Days after the Milestone Announcement Date with respect to the fiscal quarter ended November 30, 2006 is at least $4.00 per share (which per share amount shall be adjusted pro rata in the case of any split, dividend, combination or other event affecting the number of outstanding shares of Common Stock). Upon each Milestone Failure Date, the Warrant Price in effect on such Milestone Failure Date shall, at the election of the Registered Holder, be decreased to 115% of the VWAP for the five (5) Trading Days immediately following such Milestone Failure Date. With respect to each fiscal quarter ended after a Milestone Failure Date, if the cumulative Net Sales through such fiscal quarter ended exceed the cumulative Milestones such fiscal quarter, then all prior adjustments made pursuant to this paragraph (e) shall be reversed. For purposes of this Warrant, the following terms shall have the following meanings:

         (i) "MILESTONE" means, with respect to a given fiscal quarter, the dollar amount of Net Sales for such fiscal quarter, as set forth in the table immediately below:



               --------------------------------------------------------
                                    MILESTONES
               --------------------------------------------------------
                            FISCAL                   MILESTONE
                        QUARTER ENDED                THRESHOLD
               --------------------------------------------------------

               --------------------------------------------------------
                      February 28, 2006               $100,000
               --------------------------------------------------------
                         May 31, 2006                $1,400,000
               --------------------------------------------------------
                       August 31, 2006               $4,500,000
               --------------------------------------------------------
                      November 30, 2006              $8,000,000
               --------------------------------------------------------
                      February 28, 2007              $9,000,000
               --------------------------------------------------------
                         May31, 2007                $12,000,000
               --------------------------------------------------------
                       August 31, 2007              $15,000,000
               --------------------------------------------------------
                      November 30, 2007             $18,000,000
               --------------------------------------------------------


      (ii) "MILESTONE ANNOUNCEMENT DATE" shall mean, with respect to each fiscal quarter ended during 2006 and 2007, the date on which the Corporation files the Periodic Report applicable to such quarter; it being understood if the Corporation amends any such Periodic Report after its initial filing, then all calculations, determinations and adjustments, if any, under this Debenture with respect to the fiscal quarter for which such Periodic Report was filed shall, upon the filing of such amendment, be re-calculated, re-determined and re-adjusted, if applicable, as though the information contained in such amendment were contained in the original filing.

      (iii) "MILESTONE FAILURE" shall be deemed to occur, with respect to a fiscal quarter specified in the table contained in the definition of the term "Milestone", if the Net Sales for such fiscal quarter do not exceed the Milestone for such fiscal quarter, as reported in the applicable Periodic Report.

      (iv) "MILESTONE FAILURE DATE" shall mean a Milestone Announcement Date on which a Milestone Failure is deemed to occur.

      (v) "NET SALES" means the revenues generated in the ordinary course of business by the Corporation, determined in accordance with GAAP, as reported in the Corporation's applicable Periodic Report.

      (vi) "PERIODIC REPORT" shall mean the quarterly report on Form 10-Q, 10-QSB or such other form the Corporation is then eiligible to use, or, in the case of the fourth fiscal quarter of a given fiscal year, the annual report on Form 10-K, 10-KSB or such other form the Corporation is then eligible to use, in each case, filed by the Corporation with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

      (vii) "TRADING DAY" shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

      (viii) "VWAP" means, with respect to a period of specified Trading Days, the volume weighted average price per share of the Common Stock measured over each of the days during such period, which shall be equal to the average of the quotient(s) for each Trading Day during such period of (x) the aggregate dollar amount of Common Stock traded (i.e., the sale prices multiplied by the number of shares traded) for such Trading Day, divided by (y) the total number of shares of Common Stock traded during such Trading Day.

                  (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Warrant Price and the method of calculation of each) and showing in detail the facts upon which such adjustment or readjustment is based.

                  (g) Adjustment to Warrant Shares. Whenever the Warrant Price is adjusted pursuant to this Section 2, there shall be a corresponding adjustment shall be made to the number of Warrant Shares issuable upon exercise hereof.

         3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and shall round any fractional shares to the next highest whole number of shares. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Registered Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share of common Stock.

                  The "Fair Market Value" per share of Common Stock shall be:

                  (i) if the Common Stock is listed on a national securities exchange, the NASDAQ Small Cap Market, the NASDAQ National Market, the OTCBB or another nationally recognized trading system as of the Exercise Date, the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                  (ii) In all other cases, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 20 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

         4. REPRESENTATIONS AND WARRANTIES BY THE REGISTERED HOLDER. The Registered Holder represents and warrants to the Company that upon each exercise hereof, the Registered Holder affirms to the Company that the representations and warranties contained in Sections 4.01 and 4.04 through 4.08 of the Investment Agreement are true and correct as if made by the Registered Holder on the date of exercise.

         5.       REQUIREMENTS FOR TRANSFER.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and under applicable state securities or blue sky laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as (i) they become eligible for resale pursuant to an effective registration statement or Rule 144(k) under the Act or (ii) the Company shall have received either an opinion of counsel or a "no-action" letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Act and applicable state securities laws.

         6. NO IMPAIRMENT. The Company will not, by amendment of its charter through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         7. NOTICES OF RECORD DATE, ETC. In the event:

                  (a) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

         8. STOCK FULLY PAID, RESERVATION OF STOCK. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the purchase price therefor, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (without any obligation for a surety or other security therefor) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         10.      TRANSFERS, ETC.

                  (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment in a form reasonably acceptable to the Company at the principal executive offices of the Company.

                  (c) Until any transfer of this Warrant is made in the Warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive office. If the Company should at any time change the location of its principal executive office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal executive office at the particular time shall be as so specified in such notice.

         12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. CHANGE OR WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Registered Holder.

         14. SECTION HEADINGS. The Section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

         15. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to the conflict or choice of law provision thereof that would give rise the application of the domestic substantive law of any other jurisdiction.

         EXECUTED as of the Date of Issuance indicated above.

                                       BARNABUS ENERGY, INC.


                                       By:
                                             ----------------------------------
                                             Name:  David Saltman
                                             Title:  President

                                    EXHIBIT I

                                  PURCHASE FORM

To:  Barnabus Energy, Inc. (the "Company")             Dated:  ____________


The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant.

         The undersigned herewith makes payment of the full Warrant Price for such shares at the price per share provided for in such Warrant, which is $____. Such payment takes the form of lawful money of the United States.

Please issue a certificate representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

The undersigned affirms the representation and warranties contained in Sections
4.01 and 4.04 through 4.08 of that certain Investment Agreement dated the same date as the attached Warrant, among the Company, the initial holder of the attached Warrant and the other purchasers listed on the signature page thereof.


                                      Name of Entity:
                                                     --------------------------


                                      Signature of
                                      Authorized Person:
                                                        ------------------------

                                      Address:
                                               ---------------------------------



                                      Date:
                                            ------------------------------------